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                                                                    EXHIBIT 23.2

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP
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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-55257 and 333-28507) of Union Planters Corporation of our report dated February 8, 2001, relating to the financial statements of Union Planters Corporation 401(k) Retirement Savings Plan, which appears in this Form 10-K.


/s/PRICEWATERHOUSECOOPERS LLP
Memphis, Tennessee
March 23, 2001